SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 12, 1998


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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Alabama                              1-3164                           63-0004250
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
      of incorporation)              Number)                  No.)


600 North 18th Street, Birmingham, Alabama                       35291
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 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events.

                On November 12, 1998, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $156,200,000 aggregate principal amount of its Series I 5.35% Senior Notes due November 15, 2003 (the "Series I Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-53299, 333-53299-01, 333-53299-02 and 333-53299-03) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated November 12, 1998, between the Company and Goldman, Sachs & Co., as the Underwriter.

                  4.2 Ninth Supplemental Indenture to Senior Note Indenture dated as of November 17, 1998, providing for the issuance of the Series I Senior Notes.

                  4.7 Form of Series I Senior Note (included in Exhibit 4.2 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 16, 1998                      ALABAMA POWER COMPANY



                                                 By /s/Wayne Boston
                                                          Wayne Boston
                                                       Assistant Secretary